Fourth Quarter & Fiscal Year 2010 Earnings Slides August 31, 2010 Exhibit 99.2

© 2010 SGI Proprietary
Legal Notice (Part 1 of 2) *
Safe Harbor Cautionary Statement (Abridged)
(Unabridged cautionary language immediately follows this presentation. )
This presentation contains forward-looking statements, including statements regarding management’s expectations about the markets, business, products, operating plans and financial performance of Silicon Graphics International Corp.
(“SGI”).  Statements in the future tense and expressions using “expect,” “believe” or similar words are forward-looking statements, which may also include any statements that are not statements of historical fact.  Actual outcomes and results may differ materially from any expectations from these types of statements due to a number of risks, including:
SGI operates in a very competitive market which may cause pricing pressure and impair our market penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency exposure and changing legal, regulatory, political or economic conditions; and uncertainty arising from SGI’s increased dependence on business with U.S. Government entities.  Additional information about forward-looking statements and related risks and uncertainties is contained in Part 2 of 2 of this Legal Notice, also contained in this presentation.
Non-GAAP Reconciliation
All non-GAAP financial measures contained in this presentation are reconciled to GAAP at the end of this presentation.
*See slide 24 for Part 2 of 2 of this Legal Notice.

3 © 2010 SGI Proprietary Agenda Business Update Financial Overview FY11 Guidance FY12 and FY13 Internal Plan

New Fiscal Year, New Focus FY10 Integration Investment Innovation FY11 Growth Innovation Breakeven 4 © 2010 SGI Proprietary

5
© 2010 SGI Proprietary
FY10 Was Transformative
It was a solid first year as the new SGI
Non-GAAP Revenue of $525M, GAAP of $404M
Non-GAAP Gross Margin of 27.3%, GAAP of 22.2%
Generated $8M in cash flow from operations
Rackable Systems and Silicon Graphics integration
complete
COPAN acquired and integrated.  Shipped first products.
Establish company in the Technical Computing market
Refreshed product line
Delivered Altix UV and shipped first products

6
© 2010 SGI Proprietary
Technology Priorities Shaping our Industry
Market trends drive the SGI strategy
Cloud Computing
Tech Refresh Cycle
Energy Efficient
Big Data / Big Memory
RISC migration
Virtualization
Open systems
Scalable I/O
Exa-scale
Overall SGI Themes

High Performance,
Large Scale Compute
Open & Scalable Storage
Managed Environments
Optimized Performance
Expert Services

Efficient Data Centers

© 2010 SGI Proprietary
Technical Computing Industry Needs
Significant opportunity across industries
Frequency trading, Actuarial,
Trading Platforms, Fraud
Prevention, Derivatives
Financial Services
Energy
Reservoir Simulation, Water
Management, Seismic
Processing, Geothermal,
Materials Sciences, Nuclear
Life Sciences
Drug Design and Discovery,
Genomics, Molecular Modeling,
DNA Sequencing, Proteins,
Imaging, Informatics, Proteomics
Cloud
Search, Social Networking,
Commerce, SAAS, Hosted
Compute and Storage
Intelligence / Defense
Complex Event Processing,
Simulation, Signal and Image
Processing, Cyber Security, CNC
Earth Sciences
Weather, Climate, Volcanology,
Earthquake, Oceanography
Entertainment / Media
Manufacturing
Data Analytics
Rendering, Gaming, Broadcast,
Content Distribution Networks
(CDNs)
Data Warehousing, Geo Spatial,
Image Processing, Cyber
Security, Big Data Models
CAD, EDA, Material Sciences,
FEA, CFD

© 2010 SGI Proprietary
SGI Has Trusted Answers To Industry Needs
Focused on the major platforms that enable Technical Computing
Leading solutions from cloud computing to big memory
Emerging leadership in cloud and persistent data storage
Integrated best-of-breed compute, storage and networking
Open software platform
Platforms managed with SGI Management Center
Industry-leading custom engineering BTO process
COMPUTE
STORAGE
SOFTWARE
DATACENTER
SERVICES
Scale Out
Scale Up
Block / File
Entry, Mid,
High- End
Management
Performance
Containers
Infrastructure

© 2010 SGI Proprietary
SGI Compute Strategy
Leading solutions from scalable entry to hyper-scale and cloud
Shared Memory
High Performance InfiniBand
Large-scale Datacenter
Scalable Entry
CR FND
XE
UV 10
UV 100
UV 1000
Cloud Inspired
Hyper-scale
Eco-Logical
Density
BTO
Large Memory
Big Data
Fast I/O
XE ICE
Capability
Capacity
Cost-Optimized
Multi-Topology
Choice
Office friendly
Self-contained
Scalable
Low IT needs
O3 X2
Origin
400

SGI Storage Strategy
Leading solutions from cost to scalability and performance
RAID Systems
Persistent Data
Cloud Systems
Integrated Storage Servers
IS1000
Short-lived data
Cost optimized
Redundancy
Software RAID
COPAN
Spectra
Logic
Long life data
Disk or Tape
Large Capacity
Eco-logical
High Density
File serving
App Appliance
Cost or Performance
optimized
NAS 50/100
IS3500
Software:  File systems (Lustre, CXFS, XFS), DMF, LiveArc
IS2000
Entry Level (IS220/5000)
Price/Performance Leader
Enterprise RAID (IS4000)
Balanced Price/Performance
HPC RAID (IS6000/15000)
Ultimate Performance/Thruput

© 2010 SGI Proprietary

© 2010 SGI Proprietary
Services Complete Our Solutions
Delivering customer value and accelerating their time to results
HW Support
Deployment
Onsite
Consulting
Packaged
Offerings
Solutions Recognition
Data Storage
Containers
Reality Centers
Assessments
In factory (CSP/I)
Benchmarking
Training / Education
Platform Migration
3
rd
Party Product
Global Call Centers
400+ Professionals
26 Countries
24x7x52

© 2010 SGI Proprietary
Connecting Customers To SGI Solutions
We are building a focused, scalable multi-path route to market
180+ and growing
200+ Personnel
Expanding our Focus
Direct
Federal SI’s
VAR’s
Tech Partners
SI’s

Financial Overview Q4 & FY10 Results ** **

© 2010 SGI Proprietary
FY10 Financial Performance
Non-GAAP
Debt Free
$8M cash flow from operations
Grew cash and equivalents to $141M
OPEX of $166M
$25M net loss (see next slide)
Metric Internal Plan Result
Revenue $500M $525M
Gross Margin
Mid- to high-
twenties
27.3%

© 2010 SGI Proprietary
FY10 Net Loss and Related Charges
Non-GAAP
$25M net loss. $21M in charges.
Description Charge Comments
FOREX $7M Mainly due to USD to EURO Fluctuation
Silicon Graphics
Integration Costs
$4M Integration related
E&O $4M Integration related
COPAN operations &
integration
$3M Integration complete, accretive in FY11
EITF Enablement / SOX $3M Procedures largely complete
Total: $21M

© 2010 SGI Proprietary
Q4 Income Statement
Metric GAAP
Non-
GAAP
Comment
Revenue $102M $122M
Strong international result
Gross
Margin
19.3% 24.0%
Euro devaluation decreased pricing
power; not expected to be a long-
term effect
OPEX $44.3M $43.0M
COPAN adds about $2 million in
increased operating expenses per
quarter
Net Loss $27.7M $16.7M
Included a negative foreign currency
exchange effect of $3.7 million in
other income

© 2010 SGI Proprietary
Q4 Balance Sheet Highlights
$497.2M in assets
No debt
Cash & Investments of $140.8M
Inventory $89.9M (up $13.7).  Increase
principally due to firm orders in hand for UV
and Rackable products
1,325 Employees

© 2010 SGI Proprietary
SNI
$123M
$29M
$107M
Deferred Revenue and SNI
Ending FY10 Balance Sheet
$105M
Type Unrecognized SOP 97-2 Deferrals
Description
Inventory carried at cost;
Shipped, but not invoiced;
deliveries that have not yet
been accepted
Extended service contracts
and multi-phase product
shipments (linked
arrangements)
Product shipped and
accepted, but deferred
under software
recognition rules
How its recognized
Carried at inventory cost,
recognized at price of sale
as GAAP & non-GAAP
revenues in future periods
Recognized as GAAP and
non-GAAP revenues in future
periods
Recognized as GAAP
revenues in future
periods

FY11 Guidance And FY12 and FY13 Internal Plan ** **

20 © 2010 SGI Proprietary Revenue $550M to $575M Gross Margin 27% to 30% OPEX $165M to $171M EPS Breakeven FY11 Annual Guidance Non-GAAP. No Quarterly Guidance.

21 © 2010 SGI Proprietary FY12 and FY13 Internal Plan Non-GAAP. Not Guidance. Revenue Growth 5% to 10% per year Gross Margin Expansion 100 bps per year OPEX Growth 2% to 4% per year Positive EPS

© 2010 SGI Proprietary
Compelling Investment Thesis
Non-GAAP
Attractive $9B technical computing market
Innovative, differentiated products
Strong, high-margin Service business
$497M in assets and no debt
$4.67 per share in Cash & Equivalents
FY11 revenue growth of 5% to 10%
(1)
FY11 gross margin expansion
(1)
FY11 breakeven
(1)
Revenue and gross margin should grow faster than OPEX.
Profitable in FY12 and FY13.
(2)
Notes: (1) FY11 Guidance. (2) Not Guidance, internal plan.

23 © 2010 SGI Proprietary Accelerating Results

© 2010 SGI Proprietary
Legal Notice
Part 2 of 2
Safe Harbor Cautionary Statement (Unabridged)
This presentation contains forward-looking statements, including statements regarding management’s expectations about the markets, business, products, operating plans and financial performance of Silicon Graphics International Corp. (“SGI”).  Statements containing words such as "will," "expect," "believe," and "intend," and other statements in the future tense, are forward-looking statements. Any statements contained in this presentation that are not statements of historical fact may be deemed forward-looking statements. Actual outcomes and results may differ materially from the expectations expressed or implied in these statements due to a number of risks and uncertainties, including, but not limited to: SGI operates in a very competitive market which may cause pricing pressure and impair our market penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency exposure and changing legal, regulatory, political or economic conditions; uncertainty arising from SGI’s increased dependence on business with U.S. Government entities; failure of our customers to accept new products; and economic conditions impacting the purchasing decisions of SGI’s customers. Detailed information about these and other risks and uncertainties that could affect SGI’s business, financial condition and results of operations is set forth in the Rackable Systems’ Annual Report on Form 10-K under the caption “Risks Factors,”
which was filed with the Securities and Exchange Commission on March 19, 2009, as updated by the subsequent filings with the SEC made by Rackable Systems and/or SGI, all of which are available at
www.sec.gov.
Accordingly, you are cautioned not to place undue reliance on forward-looking statements. This presentation is as of August 31, 2010, and the continued posting or availability of this presentation does not imply that forward-looking statements continue to be true as of any later date. We expressly disclaim any obligation to update or alter our forward-looking statements, whether, as a result of new information, future events or otherwise, except where required by law.
The SGI logos and SGI product names used or referenced herein are either registered trademarks or trademarks of Silicon Graphics
International Corp or one of its subsidiaries. All other trademarks, trade names, service marks and logos referenced herein belong to their respective holders. Any and all copyright or other proprietary notices that appear herein, together with this Legal Notice, must be retained on this presentation.

© 2010 SGI Proprietary
GAAP / Non-GAAP Reconciliation
Silicon Graphics International Corp.
Q4 FISCAL 2010 FINANCIAL RESULTS
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)
($ in thousands, except per share data)
Three Months Ended June 25, Three Months Ended March 26, Three Months Ended June 26, Year Ended June 25,
2010 2010 2010 2010 2009 2009 2010 2010
GAAP Adj. Non-GAAP GAAP Adj. Non-GAAP GAAP Adj. Non-GAAP GAAP Adj. Non-GAAP
TOTAL REVENUES 101,637 $       20,568 $         122,205 $       107,820 $       21,109 $         128,929 $       58,419 $         2,058 $            60,477 $         403,717 $       121,619 $       525,336 $
Included in the above results:
SOP 97-2 (now ASC 985-605) (2) (20,568) 20,568 - (21,109) 21,109 - (2,058) 2,058 - (121,619) 121,619 -
COST OF REVENUES 82,022 $         10,867 $         92,889 $         78,900 $         14,567 $         93,467 $         53,341 $         (2,052) $          51,289 $         314,128 $       68,048 $         382,176 $
Included in the above results:
SOP 97-2 (now ASC 985-605) (2) (11,368) 11,368 - (15,669) 15,669 - (1,391) 1,391 - (79,004) 79,004 -
Amortization of intangible assets (3) 360 (360) - 322 (322) - 875 (875) - 1,313 (1,313) -
Inventory step up (4) 15 (15) - 625 (625) - 2,262 (2,262) - 2,722 (2,722) -
Stock-based compensation (5) 126 (126) - 155 (155) - 306 (306) - 691 (691) -
Excess and obsolete and related (recoveries) (6) - - - - - - - - - 6,230 (6,230) -
GROSS PROFIT 19,615 $         9,701 $            29,316 $         28,920 $         6,542 $            35,462 $         5,078 $            4,110 $            9,188 $            89,589 $         53,571 $         143,160 $
GROSS MARGIN % 19.3% 24.0% 26.8% 27.5% 8.7% 15.2% 22.2% 27.3%
OPERATING EXPENSES 44,291 $         (1,267) $          43,024 $         46,165 $         (2,966) $          43,199 $         9,127 $            19,546 $         28,673 $         176,239 $       (10,660) $        165,579 $
Included in the above results:
Amortization of intangible assets (3) 1,402 (1,402) - 526 (526) - 270 (270) - 4,986 (4,986) -
Stock-based compensation (5) 1,011 (1,011) - 1,006 (1,006) - 1,225 (1,225) - 4,136 (4,136) -
Restructuring (7) 1,561 (1,561) - 1,434 (1,434) - 1,270 (1,270) - 5,213 (5,213) -
Tradename impairment (8) - - - - - - 2,520 (2,520) - - - -
Gain on settlement agreement (9) - - - - - - (5,000) 5,000 - - - -
Acquisition related (10) (2,707) 2,707 - - - - (19,831) 19,831 - (3,675) 3,675 -
INCOME (LOSS) FROM CONTINUING OPERATIONS (24,676) $        10,968 $         (13,708) $        (17,245) $        9,508 $            (7,737) $          (4,049) $          (15,436) $        (19,485) $        (86,650) $        64,231 $         (22,419) $
OPERATING MARGIN % -24.3% -11.2% -16.0% -6.0% -6.9% -32.2% -21.5% -4.3%
OTHER INCOME, Net (3,505) $          - $                (3,505) (2,461) $          - $                (2,461) 1,175 $            - $                1,175 (6,652) $          - $                (6,652)
INCOME TAX EFFECTS: PROVISION/(BENEFIT) (11) (511) $              - $                (511) $              556 $               - $                556 $               (2,277) $          2,568 $            291 $               (4,441) $          56 $                  (4,385) $
NET INCOME/(LOSS) FROM CONTINUING OPERATIONS (27,670) $        (16,702) $        (20,262) $        (10,754) $        (597) $              (18,601) $        (88,861) $        (24,686) $
NET INCOME/(LOSS) PER SHARE FROM CONTINUING OPERATIONS (0.91) $             (0.55) $             (0.67) $             (0.36) $             (0.02) $             (0.62) $             (2.95) $             (0.82) $
SHARES USED IN COMPUTING NET LOSS PER SHARE 30,121 30,121 30,097 30,097 29,794 29,794 30,130 30,130

© 2010 SGI Proprietary
GAAP / Non-GAAP Reconciliation
NOTES:
(1) This presentation includes certain financial measures not inconformity with Generally Accepted Accounting Principles in the United States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.
(2) Add back of revenue and cost of revenue deferred under Software Revenue Recognition rules previously referred to as part of Statement of Position 97-2 (SOP 97-2) now codified as ASC 985-605 -- $20,568, $21,109 and $2,058 for revenues,
$11,368, $15,669 and $1,391 for cost of revenues for the three months ending June 25 and March 26, 2010 and June 26, 2009 respectively and $121,619 for revenues, $79,004 for cost of revenues for the year ending June 25, 2010.
(3) Amortization expense related to intangible assets associated with the asset purchase of Silicon Graphics, Inc. of $360, $322 and $875 under cost of revenues, $1,402, $526 and $270 under operating expenses for the three months ending
June 25 and March 26, 2010 and June 26, 2009 respectively and $4,986 for the year ending June 25, 2010. Estimated future annual amortization expense related to intangible assets as of June 25, 2010 is as follows:
Fiscal 2011 5,163
Fiscal 2012 3,402
Fiscal 2013 2,813
Fiscal 2014 2,345
13,723 $
(4) Cost of revenue increase associated with an inventory step up related to the Silicon Graphics, Inc. asset purchase in the amount of $15, $625 and $2,262 in the periods ending June 25 and March 26, 2010 and June 26, 2009 respectively and
$2,722 for the year ending June 25, 2010. Under purchase accounting, Silicon Graphics International Corp. recognized a $7,183 inventory step up related to the Silicon Graphics, Inc. asset purchase of which $2,199 of this inventory step up remains to flow through cost of revenue in future periods.
(5) Stock-based compensation is included in the following GAAP operating expense categories.
Three Months Ended June 25, 2010 Three Months Ended March 26, 2010 Three Months Ended June 26, 2009 Year Ended June 25, 2010
GAAP Adj Non-GAAP GAAP Adj Non-GAAP GAAP Adj Non-GAAP GAAP Adj Non-GAAP
Cost of Revenues 126 $               (126) $              - $                155 $               (155) $              - $                306 $               (306) $              - $                691 $               (691) $              - $
Research & Development 213 (213) - 169 (169) - 230 (230) - 767 (767) -
Sales & Marketing 181 (181) - 143 (143) - 210 (210) - 445 (445) -
General & Administrative 617 (617) - 694 (694) - 785 (785) - 2,924 (2,924) -
Total stock-based compensation 1,137 $            (1,137) $          - $                1,161 $            (1,161) $          - $                1,531 $            (1,531) $          - $                4,827 $            (4,827) $          - $
(6) Excess and obsolete inventory charges associated with next-generation technology shifts and new product introductions and related (recoveries) of these written down inventories of $6,230 in the year ending June 25, 2010.
(7) Restructuring expenses relating to personnel and facilities of $1,561, $1,434 and $1,270 in the periods ending June 25 and March 26, 2010 and June 26, 2009 respectively and $5,213 for the year ending June 25, 2010.
(8) Tradename write off of $2,520 in the period ending June 26, 2009.
(9) Gain on settlement agreement of $5,000 in the period ending June 26, 2009.
(10) Acquisition related benefit arose from the asset purchase of Silicon Graphics, Inc of $2,707 and $19,831 in the periods ending June 25, 2010 and June 26, 2009 respectively and $3,675 for the year ending June 25, 2010.
(11) Estimated income tax effect related to GAAP to non-GAAP adjustments.